As filed with the Securities and Exchange Commission on July 3, 2023

Registration Nos. 333-272131 and 333-272131-01

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

Form F-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

BROOKFIELD INFRASTRUCTURE CORPORATION	BROOKFIELD INFRASTRUCTURE PARTNERS L.P.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Not Applicable	Not Applicable
(Translation of registrant’s name into English)	(Translation of registrant’s name into English)

British Columbia, Canada	Bermuda
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

4923	4911
(Primary Standard Industrial Classification Code Number)	(Primary Standard Industrial Classification Code Number)

Not Applicable	Not Applicable
(IRS Employer Identification Number)	(IRS Employer Identification Number)

Brookfield Infrastructure Corporation 250 Vesey Street, 15th Floor New York, New York 10281 (212) 417-7000	Brookfield Infrastructure Partners 73 Front Street, 5th Floor Hamilton, HM 12, Bermuda +1 (441) 294-3309
(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)	(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Ralph Klatzkin

Brookfield Infrastructure US Holdings I Corporation

Brookfield Place

250 Vesey Street, 15th Floor

New York, New York 10281

(212) 417-7000

(Name, address, including zip code, and telephone number, including area code, of agent of service of the registrants)

Copies to:

Eric C. Otness Michael J. Hong Skadden, Arps, Slate, Meagher & Flom LLP 1000 Louisiana Street, Suite 6800 Houston, Texas 77002 (713) 655-5100	Scott D. Miller Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004 (212) 558-4000

Approximate date of commencement of the proposed sale of the securities to the public:

As soon as practicable after this registration statement becomes effective and upon completion of the merger described in the proxy statement/joint prospectus that forms a part of this registration statement.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)  ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)  ☐

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933.

Emerging growth company  ☐

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

†	The term “new or revised financial accounting standard” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

The registrants hereby amend this registration statement on such date or dates as may be necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the United States Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Brookfield Infrastructure Corporation and Brookfield Infrastructure Partners L.P. are filing this Amendment No. 2 (this “Amendment No. 2”) to the Registration Statement on Form F-4 (File Nos. 333-272131 and 333-272131-01) (as amended, the “Registration Statement”) as an exhibits-only filing. Accordingly, this Amendment No. 2 consists only of the facing page, this explanatory note, Item 21 of Part II of the Registration Statement, the signature pages to the Registration Statement and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules.

Exhibit Number	Description

2.1†

Agreement and Plan of Merger, dated as of April 11, 2023, by and among Triton International Limited, Brookfield Infrastructure Corporation, Thanos Holdings Limited and Thanos MergerSub Limited (included as Annex A to the proxy statement/joint prospectus that forms a part of this Registration Statement).

2.2

Form of Statutory Merger Agreement, by and among Triton International Limited, Brookfield Infrastructure Corporation, Thanos Holdings Limited and Thanos MergerSub Limited (included as Annex B to the proxy statement/joint prospectus that forms a part of this Registration Statement).

3.1	Notice of Articles and Articles of Brookfield Infrastructure Corporation (incorporated by reference from Exhibit 3.1 of Brookfield Infrastructure Corporation’s Form 6-K filed on April 2, 2020).

3.2

Certificate of registration of Brookfield Infrastructure Partners L.P., registered as of May 29, 2007 (incorporated by reference to Exhibit 1.1 to Brookfield Infrastructure Partners L.P.’s Registration Statement on Form 20-F filed July 31, 2007).

3.3

Amended and Restated Limited Partnership Agreement of Brookfield Infrastructure Partners L.P., dated February 16, 2018 (incorporated by reference to Exhibit 99.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed February 16, 2018).

3.4

First Amendment to the Amended and Restated Limited Partnership Agreement of Brookfield Infrastructure Partners L.P., dated September 12, 2018 (incorporated by reference to Exhibit 99.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed September 12, 2018).

3.5

Second Amendment to the Amended and Restated Limited Partnership Agreement of Brookfield Infrastructure Partners L.P., dated February 27, 2020 (incorporated by reference to Exhibit 99.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed February 27, 2020).

3.6

Third Amendment to the Amended and Restated Limited Partnership Agreement of Brookfield Infrastructure Partners L.P., dated September 21, 2020 (incorporated by reference to Exhibit 3.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed September 21, 2020).

3.7

Fourth Amendment to the Amended and Restated Limited Partnership Agreement of Brookfield Infrastructure Partners L.P., dated January 21, 2021-incorporated by reference to Exhibit 3.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed January 21, 2020

3.8

Fifth Amendment to the Amended and Restated Limited Partnership Agreement of Brookfield Infrastructure Partners L.P., dated May 24, 2021 (incorporated by reference to Exhibit 4.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed June 1, 2021).

5.1*	Opinion of McMillan LLP, as to certain matters of British Columbia law.

5.2*	Opinion of Appleby (Bermuda) Limited, as to certain matters of Bermuda law.

10.1

Amended and Restated Limited Partnership Agreement of Brookfield Infrastructure L.P., dated February 16, 2018 (incorporated by reference to Exhibit 99.2 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed February 16, 2018).

10.2

First Amendment to the Amended and Restated Limited Partnership Agreement of Brookfield Infrastructure L.P., dated September 12, 2018 (incorporated by reference to Exhibit 99.2 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed September 12, 2018).

Exhibit Number	Description

10.3

Second Amendment to the Amended and Restated Limited Partnership Agreement of Brookfield Infrastructure L.P., dated August 1, 2019 effective as of November 30, 2018 (incorporated by reference to Exhibit 99.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed November 19, 2019).

10.4

Third Amendment to the Amended and Restated Limited Partnership Agreement of Brookfield Infrastructure L.P., dated February 27, 2020 (incorporated by reference to Exhibit 99.2 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed February 27, 2020).

10.5

Fourth Amendment to the Amended and Restated Limited Partnership Agreement of Brookfield Infrastructure L.P., dated March 31, 2020 (incorporated by reference to Exhibit 99.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed April 2, 2020).

10.6

Fifth Amendment to the Amended and Restated Limited Partnership Agreement of Brookfield Infrastructure L.P., dated September 21, 2020 (incorporated by reference to Exhibit 3.2 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed September 21, 2020).

10.7

Sixth Amendment to the Amended and Restated Limited Partnership Agreement of Brookfield Infrastructure L.P., dated January 21, 2021 (incorporated by reference to Exhibit 3.2 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed January 21, 2021).

10.8

Seventh Amendment to the Amended and Restated Limited Partnership Agreement of Brookfield Infrastructure L.P., dated May 24, 2021 (incorporated by reference to Exhibit 10.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed June 1, 2021).

10.9

Eighth Amendment to the Amended and Restated Limited Partnership Agreement of Brookfield Infrastructure L.P., dated June 10, 2022 (incorporated by reference to Exhibit 99.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed June 13, 2022).

10.10

Amended and Restated Master Services Agreement, dated March 13, 2015, by and among Brookfield Asset Management Inc. (now known as Brookfield Corporation), Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., and others (incorporated by reference to Exhibit 4.3 to Brookfield Infrastructure Partners L.P.’s Annual Report on Form 20-F filed March 18, 2015).

10.11

First Amendment, dated as of March  31, 2020, to the Amended and Restated Master Services Agreement, by and among Brookfield Asset Management Inc. (now known as Brookfield Corporation), the Service Recipients and the Service Providers (incorporated by reference to Exhibit 99.2 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed April 2, 2020).

10.12

Amended and Restated Relationship Agreement, dated March 28, 2014, by and among Brookfield Asset Management Inc. (now known as Brookfield Corporation), Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., and others (incorporated by reference to Exhibit 4.3 to Brookfield Infrastructure Partners L.P.’s Annual Report on Form 20-F filed March 28, 2014).

10.13

Registration Rights Agreement, dated December 4, 2007, between Brookfield Infrastructure Partners L.P. and Brookfield Asset Management Inc. (now known as Brookfield Corporation) (incorporated by reference to Exhibit 4.4 to Brookfield Infrastructure Partners L.P.’s Registration Statement on Form 20-F/A filed December 13, 2007).

10.14

Support Agreement, dated October  15, 2018, between Brookfield Infrastructure Partners L.P. and Brookfield Infrastructure Partners Exchange LP. (incorporated by reference to Exhibit 4.6 to Brookfield Infrastructure Partners L.P.’s Annual Report on Form 20-F filed February 28, 2019).

10.15

First Amendment, dated March  9, 2020, to Support Agreement between Brookfield Infrastructure Partners L.P. and Brookfield Infrastructure Partners Exchange LP (incorporated by reference to Exhibit 99.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed March 12, 2020).

Exhibit Number	Description

10.16

Indenture dated October 10, 2012 between Brookfield Infrastructure Finance ULC, Brookfield Infrastructure Finance LLC, Brookfield Infrastructure Finance Limited, Brookfield Infrastructure Finance Pty Ltd and Computershare Trust Company of Canada, as supplemented from time to time (incorporated by reference to Exhibit 4.6 to Brookfield Infrastructure Partners L.P.’s Annual Report on Form 20-F filed March 18, 2015).

10.17

Fifth Supplemental Indenture dated February 22, 2017 between Brookfield Infrastructure Finance ULC, Brookfield Infrastructure Finance LLC, Brookfield Infrastructure Finance Limited, Brookfield Infrastructure Finance Pty Ltd and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed February 22, 2017).

10.18

Guarantee dated February  22, 2017 by Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., BIP Bermuda Holdings I Limited, Brookfield Infrastructure Holdings (Canada) Inc. and Brookfield Infrastructure US Holdings I Corporation in favor of Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.2 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed February 22, 2017).

10.19

Sixth Supplemental Indenture dated September 10, 2018 between Brookfield Infrastructure Finance ULC, Brookfield Infrastructure Finance LLC, Brookfield Infrastructure Finance Limited, Brookfield Infrastructure Finance Pty Ltd and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed September 10, 2018).

10.20

Guarantee dated September  10, 2018 by Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., BIP Bermuda Holdings I Limited, Brookfield Infrastructure Holdings (Canada) Inc. and Brookfield Infrastructure US Holdings I Corporation in favor of Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.2 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed September 10, 2018).

10.21

Guarantee indenture dated February  5, 2019 among Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., BIP Bermuda Holdings I Limited, Brookfield Infrastructure Holdings (Canada) Inc., Brookfield Infrastructure US Holdings I Corporation, BIP Investment Corporation and Computershare Trust Company of Canada. (incorporated by reference to Exhibit 4.16 to Brookfield Infrastructure Partners L.P.’s Annual Report on Form 20-F filed February 28, 2019).

10.22

Seventh Supplemental Indenture dated October 7, 2019 between Brookfield Infrastructure Finance ULC, Brookfield Infrastructure Finance LLC, Brookfield Infrastructure Finance Limited, Brookfield Infrastructure Finance Pty Ltd and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed on October 7, 2019).

10.23

Guarantee dated October  7, 2019 by Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., BIP Bermuda Holdings I Limited, Brookfield Infrastructure Holdings (Canada) Inc. and Brookfield Infrastructure US Holdings I Corporation in favor of Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.2 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed on October 7, 2019).

10.24

Guarantee indenture, dated as of March 30, 2020, among BIPC Holdings Inc., Brookfield Infrastructure Partners L.P. and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.3 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed April 2, 2020).

10.25

Eighth Supplemental Indenture, dated September 1, 2020, by and among Brookfield Infrastructure Finance ULC, Brookfield Infrastructure Finance LLC, Brookfield Infrastructure Finance Limited, Brookfield Infrastructure Finance PTY Ltd and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed September 21, 2020).

Exhibit Number	Description

10.26

Guarantee, dated September  1, 2020, by and among Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., BIP Bermuda Holdings I Limited, Brookfield Infrastructure Holdings (Canada) Inc., Brookfield Infrastructure US Holdings I Corporation and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.2 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed September 21, 2020).

10.27

Ninth Supplemental Indenture, dated April 25, 2022, by and among Brookfield Infrastructure Finance ULC, Brookfield Infrastructure Finance LLC, Brookfield Infrastructure Finance Limited, Brookfield Infrastructure Finance PTY Ltd and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed April 25, 2022).

10.28

Guarantee, dated April  25, 2022, by and among Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., BIP Bermuda Holdings I Limited, Brookfield Infrastructure Holdings (Canada) Inc., Brookfield Infrastructure US Holdings I Corporation and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.3 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed April 25, 2022).

10.29

Tenth Supplemental Indenture, dated April 25, 2022, by and among Brookfield Infrastructure Finance ULC, Brookfield Infrastructure Finance LLC, Brookfield Infrastructure Finance Limited, Brookfield Infrastructure Finance PTY Ltd and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.2 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed April 25, 2022).

10.30

Guarantee, dated April  25, 2022, by and among Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., BIP Bermuda Holdings I Limited, Brookfield Infrastructure Holdings (Canada) Inc., Brookfield Infrastructure US Holdings I Corporation and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.4 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed April 25, 2022).

10.31

Eleventh Supplemental Indenture, dated November 14, 2022, by and among Brookfield Infrastructure Finance ULC, Brookfield Infrastructure Finance LLC, Brookfield Infrastructure Finance Limited, Brookfield Infrastructure Finance PTY Ltd and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.1 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed November 14, 2022).

10.32

Guarantee, dated November  14, 2022, by and among Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., BIP Bermuda Holdings I Limited, Brookfield Infrastructure Holdings (Canada) Inc., Brookfield Infrastructure US Holdings I Corporation and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.3 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed November 14, 2022).

10.33

Twelfth Supplemental Indenture, dated November 14, 2022, by and among Brookfield Infrastructure Finance ULC, Brookfield Infrastructure Finance LLC, Brookfield Infrastructure Finance Limited, Brookfield Infrastructure Finance PTY Ltd and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.2 to BIP’s Form 6-K filed November 14, 2022).

10.34

Guarantee, dated November  14, 2022, by and among Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., BIP Bermuda Holdings I Limited, Brookfield Infrastructure Holdings (Canada) Inc., Brookfield Infrastructure US Holdings I Corporation and Computershare Trust Company of Canada (incorporated by reference to Exhibit 99.4 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed November 14, 2022).

Exhibit Number	Description

10.35

Indenture dated May 24, 2021, by and among Brookfield Infrastructure Finance ULC, Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., BIP Bermuda Holdings I Limited, Brookfield Infrastructure Holdings (Canada) Inc., Brookfield Infrastructure US Holdings I Corporation, BIPC Holdings Inc., Computershare Trust Company of Canada and Computershare Trust Company N.A. (incorporated by reference to Exhibit 4.1 to BIP’s Form 6-K filed May 24, 2021).

10.36

First Supplemental Indenture dated May 24, 2021, by and among Brookfield Infrastructure Finance ULC, Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., BIP Bermuda Holdings I Limited, Brookfield Infrastructure Holdings (Canada) Inc., Brookfield Infrastructure US Holdings I Corporation, BIPC Holdings Inc., Computershare Trust Company of Canada and Computershare Trust Company N.A. (incorporated by reference to Exhibit 4.2 to Brookfield Infrastructure Partners L.P.’s Form 6 K filed May 24, 2021).

10.37

Indenture dated January  21, 2022, by and among BIP Bermuda Holdings I Limited, Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., Brookfield Infrastructure Holdings (Canada) Inc., Brookfield Infrastructure Finance ULC, Brookfield Infrastructure US Holdings I Corporation, BIPC Holdings Inc., Computershare Trust Company, N.A. and Computershare Trust Company of Canada (incorporated by reference to Exhibit 4.1 to Brookfield Infrastructure Partners L.P.’s Form 6 K filed January 21, 2022).

10.38

First Supplemental Indenture dated January 21, 2022, by and among BIP Bermuda Holdings I Limited, Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., Brookfield Infrastructure Holdings (Canada) Inc., Brookfield Infrastructure Finance ULC, Brookfield Infrastructure US Holdings I Corporation, BIPC Holdings Inc., Computershare Trust Company, N.A. and Computershare Trust Company of Canada (incorporated by reference to Exhibit 4.2 to Brookfield Infrastructure Partners L.P.’s Form 6-K filed January 21, 2022).

10.39

Support Agreement dated August  20, 2021, by and among Brookfield Infrastructure Corporation, Brookfield Infrastructure Partners L.P., Brookfield Infrastructure Corporation Exchange Limited Partnership, Brookfield Infrastructure Corporation Exchange GP Inc. and Brookfield Infrastructure Holdings (Canada) Inc. (incorporated by reference to Exhibit 4.30 to Brookfield Infrastructure Partners L.P.’s Annual Report on Form 20-F filed March 9, 2022).

10.40

Trademark Sublicense Agreement, effective as of May 21, 2007, between Brookfield Infrastructure Partners L.P. and Brookfield Global Asset Management Inc. (incorporated by reference from Exhibit 4.5 to Brookfield Infrastructure Partners L.P.’s Registration Statement on Form 20-F/A filed December 13, 2007).

10.41

Rights Agreement, dated March  31, 2020, by and between Brookfield Asset Management Inc. (now known as Brookfield Corporation) and Wilmington Trust, National Association (incorporated by reference from Exhibit 10.1 of Brookfield Infrastructure Corporation’s Form 6-K filed on April 2, 2020).

10.42

Registration Rights Agreement, dated March 31, 2020, by and between Brookfield Infrastructure Corporation, Brookfield Infrastructure Partners L.P. and Brookfield Asset Management Inc. (now known as Brookfield Corporation) (incorporated by reference from Exhibit 10.2 of Brookfield Infrastructure Corporation’s Form 6-K filed on April 2, 2020).

10.43

Credit Agreement, effective as of March 31, 2020, between BUUK Bermuda Holdco Limited, as lender, and BIP Bermuda Holdings I Limited, as borrower (incorporated by reference from Exhibit 10.7 of Brookfield Infrastructure Corporation’s Form 6-K filed on April 2, 2020).

10.44

Credit Agreement, effective as of March 31, 2020, between BIP Bermuda Holdings I Limited, as lender, and BUUK Bermuda Holdco Limited, as borrower (incorporated by reference from Exhibit 10.6 of Brookfield Infrastructure Corporation’s Form 6-K filed on April 2, 2020).

Exhibit Number	Description

10.45

Guarantee, dated as of March  30, 2020, by BIPC Holdings Inc. in favor of Computershare Trust Company of Canada (incorporated by reference from Exhibit 10.3 of Brookfield Infrastructure Corporation’s Form 6-K filed on April 2, 2020).

10.46

Guarantee Indenture, dated as of March 30, 2020, among BIP Investment Corporation, BIPC Holdings Inc. and Computershare Trust Company of Canada (incorporated by reference from Exhibit 10.4 of Brookfield Infrastructure Corporation’s Form 6-K filed on April 2, 2020).

10.47

Guarantee Indenture, dated as of March 30, 2020, among BIPC Holdings Inc., Brookfield Infrastructure Partners L.P. and Computershare Trust Company of Canada (incorporated by reference from Exhibit 10.5 of Brookfield Infrastructure Corporation’s Form 6-K filed on April 2, 2020).

10.48

Equity Commitment Agreement, dated as of March 31, 2020, between Brookfield Infrastructure Corporation and Brookfield Infrastructure Holdings (Canada) Inc. (incorporated by reference from Exhibit 10.10 of Brookfield Infrastructure Corporation’s Form 6-K filed on April 2, 2020).

10.49

Voting Agreement, effective as of March 30, 2020, among Brookfield Infrastructure Corporation, BIF III Noronha AIV LLC and BIP Noronha AIV LLC (incorporated by reference from Exhibit 10.11 of Brookfield Infrastructure Corporation’s Form 6-K filed on April 2, 2020).

10.50

Indenture dated May 24, 2021, by and among Brookfield Infrastructure Finance ULC, Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., BIP Bermuda Holdings I Limited, Brookfield Infrastructure Holdings (Canada) Inc., Brookfield Infrastructure US Holdings I Corporation, BIPC Holdings Inc., Computershare Trust Company of Canada and Computershare Trust Company N.A. (incorporated by reference to Exhibit 4.1 to Brookfield Infrastructure Corporation’s Form 6 -K filed May 24, 2021).

10.51

First Supplemental Indenture dated May 24, 2021, by and among Brookfield Infrastructure Finance ULC, Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., BIP Bermuda Holdings I Limited, Brookfield Infrastructure Holdings (Canada) Inc., Brookfield Infrastructure US Holdings I Corporation, BIPC Holdings Inc., Computershare Trust Company of Canada and Computershare Trust Company N.A. (incorporated by reference to Exhibit 4.2 to Brookfield Infrastructure Corporation’s Form 6-K filed May 24, 2021).

10.52

Indenture dated January  21, 2022, by and among BIP Bermuda Holdings I Limited, Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., Brookfield Infrastructure Holdings (Canada) Inc., Brookfield Infrastructure Finance ULC, Brookfield Infrastructure US Holdings I Corporation, BIPC Holdings Inc., Computershare Trust Company, N.A. and Computershare Trust Company of Canada (incorporated by reference to Exhibit 4.1 to Brookfield Infrastructure Corporation’s Form 6-K filed January 21, 2022).

10.53

First Supplemental Indenture dated January 21, 2022, by and among BIP Bermuda Holdings I Limited, Brookfield Infrastructure Partners L.P., Brookfield Infrastructure L.P., Brookfield Infrastructure Holdings (Canada) Inc., Brookfield Infrastructure Finance ULC, Brookfield Infrastructure US Holdings I Corporation, BIPC Holdings Inc., Computershare Trust Company, N.A. and Computershare Trust Company of Canada (incorporated by reference to Exhibit 4.2 to Brookfield Infrastructure Corporation’s Form 6-K filed January 21, 2022).

10.54

Support Agreement, dated August  20, 2021, as amended from time to time, between Brookfield Infrastructure Corporation, Brookfield Infrastructure Partners L.P., Brookfield Infrastructure Corporation Exchange Limited Partnership, Brookfield Infrastructure Corporation Exchange GP Inc. and Brookfield Infrastructure Holdings (Canada) Inc. (incorporated by reference to Exhibit 4.18 to Brookfield Infrastructure Corporation’s Annual Report on Form 20-F filed March 9, 2022).

Exhibit Number	Description

21.1

List of Subsidiaries of Brookfield Infrastructure Corporation (incorporated by reference to “Item 4.C Organizational Structure” of Brookfield Infrastructure Partners L.P.’s Annual Report on Form 20-F filed March 17, 2023).

21.2

List of Subsidiaries of Brookfield Infrastructure Partners L.P. (incorporated by reference to “Item 4.C Organizational Structure” of Brookfield Infrastructure Corporation’s Annual Report on Form 20-F filed March 17, 2023).

23.1*	Consent of Deloitte LLP, independent Registered Public Accounting Firm of Brookfield Infrastructure Corporation and Brookfield Infrastructure Partners L.P.

23.2*	Consent of KPMG LLP, independent Registered Public Accounting Firm of Triton Limited International.

23.3*	Consent of McMillan LLP (included in the opinion filed as Exhibit 5.1).

23.4*	Consent of Appleby (Bermuda) Limited (included in the opinion filed as Exhibit 5.2).

24.1	Powers of Attorney (included on the signature page to the initial filing of this Registration Statement).

99.1**	Form of Proxy Card of Triton Limited International (Common Shares).

99.2**	Form of Proxy Card of Triton Limited International (Preference Shares).

99.3	Opinion of Goldman Sachs & Co. LLC (included as Annex C to the proxy statement/joint prospectus that forms a part of this Registration Statement).

107*	Calculation of Filing Fee Table.

*	Previously filed.
**	Filed herewith.
†

Certain exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. Brookfield Infrastructure Corporation and Brookfield Infrastructure Partners L.P. agree to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon its request.

SIGNATURES OF BROOKFIELD INFRASTRUCTURE CORPORATION

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Sydney, Australia on July 3, 2023.

BROOKFIELD INFRASTRUCTURE CORPORATION

By:	/s/ Michael Ryan
Name:	Michael Ryan
Title:	Company Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons on July 3, 2023 and in the capacities below.

Signature	Title
* Sam Pollock	Chief Executive Officer of Brookfield Infrastructure Group L.P. (Principal Executive Officer)

/s/ David Krant David Krant	Chief Financial Officer of Brookfield Infrastructure Group L.P. (Principal Financial and Accounting Officer)

* Anne Schaumburg	Chair of the Board, Director of Brookfield Infrastructure Corporation

* Jeffrey Blidner	Director of Brookfield Infrastructure Corporation

* William Cox	Director of Brookfield Infrastructure Corporation

* Roslyn Kelly	Director of Brookfield Infrastructure Corporation

* John Mullen	Director of Brookfield Infrastructure Corporation

* Daniel Muñiz Quintanilla	Director of Brookfield Infrastructure Corporation

* Suzanne Nimocks	Director of Brookfield Infrastructure Corporation

* Rajeev Vasudeva	Director of Brookfield Infrastructure Corporation

*By:	/s/ Michael Ryan
Name:	Michael Ryan
Attorney-in-fact

SIGNATURES OF BROOKFIELD INFRASTRUCTURE PARTNERS L.P.

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Hamilton, Bermuda on July 3, 2023.

BROOKFIELD INFRASTRUCTURE PARTNERS L.P., by its general partner, BROOKFIELD INFRASTRUCTURE PARTNERS LIMITED

By:	/s/ Jane Sheere
Name:	Jane Sheere
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons on July 3, 2023 and in the capacities below.

Signature	Title
* Sam Pollock	Chief Executive Officer of Brookfield Infrastructure Group L.P. (Principal Executive Officer)

* David Krant	Chief Financial Officer of Brookfield Infrastructure Group L.P. (Principal Financial and Accounting Officer)

* Anne Schaumburg	Chair of the Board, Director of Brookfield Infrastructure Partners Limited

* Jeffrey Blidner	Director of Brookfield Infrastructure Partners Limited

* William Cox	Director of Brookfield Infrastructure Partners Limited

* Roslyn Kelly	Director of Brookfield Infrastructure Partners Limited

* Daniel Muñiz Quintanilla	Director of Brookfield Infrastructure Partners Limited

* Suzanne Nimocks	Director of Brookfield Infrastructure Partners Limited

* Rajeev Vasudeva	Director of Brookfield Infrastructure Partners Limited

*By:	/s/ Jane Sheere
Name:	Jane Sheere
Attorney-in-fact

SIGNATURE OF AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed below by the undersigned, solely in its capacity as the registrants’ duly authorized representative in the United States, on July 3, 2023.

BROOKFIELD INFRASTRUCTURE US HOLDINGS I CORPORATION

By:	/s/ Ralph Klatzkin
Name:	Ralph Klatzkin
Title:	Vice-President